UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 17, 2014 (November 25, 2014)

WESTERN GAS EQUITY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35753	46-0967367
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 25, 2014, Western Gas Equity Partners, LP (the “WGP”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of the acquisition (the “Acquisition”) of Nuevo Midstream, LLC (“Nuevo”) by Western Gas Partners, LP (“WES”) pursuant to an Agreement and Plan of Merger (“Merger Agreement”) by and among WES, Maguire Midstream, LLC, an indirect wholly owned subsidiary of WES, Nuevo and the other parties thereto.
The consideration paid by WES for the Acquisition consisted of $1.5 billion in cash, as adjusted pursuant to the terms of the Merger Agreement. WES funded the Acquisition through approximately (i) $275.0 million of cash on hand, including the net proceeds from the WES’s November 2014 equity offering, (ii) $475.0 million in borrowings under the WES revolving credit facility and (iii) the issuance of $750.0 million of WES Class C units to a subsidiary of Anadarko Petroleum Corporation (“Anadarko”).
This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the financial statements of Nuevo and the unaudited pro forma financial statements of WGP required by Items 9.01(a) and 9.01(b) of Form 8-K, and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report are being made by this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Financial Statements of Nuevo as of and for the year ended December 31, 2013, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K/A, incorporated herein by reference.

Unaudited Financial Statements of Nuevo as of and for the nine months ended September 30, 2014, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K/A, incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of WGP as of and for the nine months ended September 30, 2014, and for the twelve months ended December 31, 2013, copies of which are included as Exhibit 99.3 to this Current Report on Form 8-K/A, incorporated herein by reference.

(d)	Exhibits

	23.1	Consent of UHY LLP.

	99.1	Audited Financial Statements of Nuevo as of and for the year ended December 31, 2013.

	99.2	Unaudited Financial Statements of Nuevo as of and for the nine months ended September 30, 2014.

	99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of WGP as of and for the nine months ended September 30, 2014, and for the twelve months ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

		By:	Western Gas Equity Holdings, LLC, its general partner

Dated:	December 17, 2014	By:	/s/ Benjamin M. Fink
Benjamin M. Fink Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of UHY LLP.

99.1	Audited Financial Statements of Nuevo as of and for the year ended December 31, 2013.

99.2	Unaudited Financial Statements of Nuevo as of and for the nine months ended September 30, 2014.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of WGP as of and for the nine months ended September 30, 2014, and for the twelve months ended December 31, 2013.